UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 9, 2009

Energy XXI (Bermuda) Limited

(Exact name of registrant as specified in its charter)

001-33628

(Commission File Number)

Bermuda	98-0499286
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Canon’s Court, 22 Victoria Street, PO Box HM
1179, Hamilton HM EX, Bermuda	Not Applicable
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 441-295-2244

Check the appropriate below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

___	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

___	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 8.01.  Other Events

On February 9, 2009, Energy XXI (Bermuda) Limited (the "Company"), issued a press release announcing that its board of directors has declared a regular quarterly cash dividend on the company’s common stock.
A dividend of $.005 per share was declared on the company's outstanding unrestricted and restricted common stock, payable March 13, 2009 to stockholders of record at the close of business on February 20, 2009.
           A copy of the press release is attached hereto as Exhibit 99.1, is incorporated by reference, and is hereby furnished.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT NO.	ITEM

99.1	Press Release issued February 9, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Energy XXI (Bermuda) Limited

Dated February 10, 2009	By	/s/ David West Griffin
Name: David West Griffin
Title: Chief Financial Officer

Exhibit Index

EXHIBIT NO.	ITEM

99.1	Press Release issued February 9, 2009